                                             UAM Funds
                                             Funds for the Informed Investor(sm)

     Jacobs International Octagon Portfolio
     Semi-Annual Report                                     October 31, 1999





                                                                   [LOGO OF UAM]
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UAM FUNDS                               JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                        OCTOBER 31, 1999 (Unaudited)

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                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ......................................................    1

Portfolio of Investments ..................................................    4

Statement of Assets and Liabilities .......................................    9

Statement of Operations ...................................................   10

Statement of Changes in Net Assets ........................................   11

Financial Highlights ......................................................   12

Notes to Financial Statements .............................................   13

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UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO

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October 31, 1999

Dear Shareholders:

For the six-month period ended October 31, 1999, The Jacobs International Octagon Portfolio showed a total return of 4.33% versus 6.87% for the MSCI EAFE Index.

The past six-month period has been one of high volatility in international equity markets. While the MSCI EAFE Index rose by 6.87% in US Dollar terms, individual markets have shown a wide divergence in absolute performance. In Europe, for example, the Finnish market rose by 36.77%, Sweden was up 24.88% and France was up 11.94%, whereas the United Kingdom saw a -3.02% fall, the Netherlands was down -0.19% and Germany was up only 3.42%.

In Asia the best performing major market was Japan, which showed a 24.88% US Dollar return, although approximately half of these gains were due to the effect of a weak Dollar against the Yen. Other strong markets in the region were Indonesia, up 38.49% and Singapore, up 22.92%. Latin America showed lackluster performance over the period with the Brazilian market falling by 3.34%, while Mexico was down 3.86% and Argentina fell 5.95%.

Despite the fact that monetary policy is now uniform throughout much of Europe, for the various economies under the European Central Bank's (ECB) control, GDP growth rates have varied widely from country to country. The still low Euroland repo rate of 3% (recently raised from 2.5%) may be good news for a still recovering German economy, but may have a serious inflationary impact on the high growth economies of Ireland or Spain. Overall, while European GDP growth rates were improving only slowly in the first and second quarters of this year, there are now clear signs that the recovery is accelerating and is more sustainable in nature. The recent rise in the ECB's repo rate is an acknowledgment of better economic conditions ahead of us, and we expect to see this recovery being sustained through the year 2000.

In Japan, the Yen strengthened by 12.59% over the period, and accounted for half of the equity markets gains in U.S. Dollar terms. The Yen strength has been attributed to Japan's growing current account surplus with the rest of the world, but particularly with the United States, leading to Japanese corporations repatriating their foreign currency into Yen.

In Asia, the optimism of the second quarter when markets in Asia ex-Japan showed stellar returns, gave way to a more sober assessment of the restructuring efforts still needed before sustainable economic growth can be assured. In Korea, where Daewoo is undergoing debt restructuring through asset sales and negotiation with creditors, the success or failure of this and other restructuring efforts will have a direct impact on the level of future capital flows into this economy. In Hong Kong, the market has been preoccupied with the potential for further interest rate rises in

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the United States and the effect that this may have on the U.S. Dollar peg.
Another concern that has kept a cap on market appreciation is the fact that the Hong Kong government is about to sell down the equity stake that was bought during the Asian financial crisis, adding supply to an already jittery market.

In Latin American equity markets, investors have been taking a wait and see attitude over the last six months. In Brazil, the market has been influenced by a number of factors. On the positive side, a relative lack of inflation should allow the Central Bank to meet its year-end inflation target of 8%. At the same time net foreign direct investment inflow for the first eight months of 1999 amounted to $20 billion, up 30% from a year ago. This has allowed inflation adjusted interest rates to fall from 40% in early March to around 11% today, which is expected to contribute to an economic recovery in year 2000. On the other hand, this year's current account deficit could exceed $25 billion or 4.5% of GDP. Once exports start to recover as economic growth accelerates throughout the region, the current account problem should recede, but until then, we may see volatile markets and continued pressure on the Real.

In Mexico, the economy has been boosted by higher oil prices, which together with a strong U.S. economy (Mexico's largest trading partner), has led to accelerating industrial production (+4.4% in the second quarter of 1999), and a current account deficit some 30% lower than in the first half of 1998. The key to future positive momentum in the Mexican economy and the rest of Latin America is linked to the impact that future potential rate hikes in the United States may have on domestic interest rates, as well as the region's ability to get through Y2K without too many disruptions.

Stock Selection and portfolio positioning

In the six-month period ended October 31, 1999, the top three performing stocks in the portfolio were Bank Nisp in Indonesia (+260%), DDI of Japan (+119.8%) and Sony of Japan (+66.8%). In Europe the best performing stock was Sweden's Ericsson, which showed a 58.33% appreciation, followed by France's Christian Dior, which rose by 36.59% over the period. In Latin America the top two performers were Brazil's Telenorte Leste, which fell 0.35%, followed by Petrobras also of Brazil which fell by 1.2%. The top ten holdings in the portfolio and their percentage of assets as of October 31, 1999 were: DDI (2.85%), Telenorte Leste ADR (2.32%), KDD (2.31%), Orix (2.29%), Ericsson (2.16%), Li & Fung (1.88%), Royal KPN (1.79%), Amvescap (1.78%), Telefonica
(1.66%), and Ing Groep (1.61%).

Excluding cash, we have significantly increased our exposure to Japan, which accounted for 18.2% of the portfolio at the end of October versus 9.39% at the beginning of the fiscal period. New names added to the portfolio include Orix, the leasing company; KDD, the long distance telecommunications provider; and Hitachi, the diversified electronics group. Most of the money that has been put to work in Japan has come out of Europe, which fell from weighting of 58% on April 30, to 48.7% at

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the end of the period. Weightings in Latin America and Asia have varied only slightly over the period.

Overall, we remain committed to emerging markets, which accounted for just under 20% of the portfolio at the end of October. We expect that both Latin America and Asia ex-Japan will perform better in the months ahead, as economic growth becomes more visible, and the fears of Y2K subside. In Japan, we are encouraged by the recent wave of corporate restructuring and signs that the Keiretsu system of cross holdings is starting to be dismantled. Over the long term, this should lead to improved earnings from Japanese corporations and increased focus on shareholder rights.

Lastly, in Europe, we remain confident that economic growth is well underpinned, with little if any inflationary risks on the immediate horizon. Therefore, we remain confident that global equity returns now have a good chance of positive momentum in the months ahead.

I would like to thank you for your interest in the Jacobs International Octagon Portfolio. We look forward to our partnership during the coming year.

Sincerely,



/s/ DANIEL L. JACOBS



Daniel L. Jacobs, CFA
President
Jacobs Asset Management

         The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions.

   There are no assurances that a portfolio will meet its stated objectives.

 The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 A portfolio's holdings are subject to change because it is actively managed.

   Portfolio changes should not be considered recommendations for action by individual investors.

                      Definition of the Comparative Index
                      -----------------------------------

Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

      The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          OCTOBER 31, 1999 (Unaudited)

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 97.8%
--------------------------------------------------------------------------------

                                                                Shares     Value
                                                              ---------- ---------
AUSTRIA-- 1.4%
  Bank Austria ...........................................      16,000   $ 795,498
                                                                         ---------
BERMUDA -- 1.0%
  ESG Re .................................................      72,000     553,500
                                                                         ---------
BRAZIL -- 5.1%
  Embratel Participacoes ADR .............................      48,100     619,288
  Petroleo Brasileiro ....................................   3,800,000     607,688
  TeleNorte Leste Participacoes ADR* .....................      94,900   1,601,438
                                                                         ---------
                                                                         2,828,414
                                                                         ---------
FINLAND -- 3.4%
  Metsa Serla, Series B ..................................     114,900   1,040,535
  Pohjola Group Insurance, Series B ......................      16,000     858,270
                                                                         ---------
                                                                         1,898,805
                                                                         ---------
FRANCE-- 12.6%
  Christian Dior .........................................       4,354     779,438
  Lagardere S.C.A ........................................      19,489     789,194
  Pechiney, Series A .....................................      17,980   1,006,086
  Renault ................................................      18,803     973,029
  Rhone Poulenc ..........................................      17,600     984,823
  SCOR ...................................................      11,047     551,914
  Societe Generale, Series A .............................       4,293     934,684
  Usinor .................................................      68,051     945,521
                                                                         ---------
                                                                         6,964,689
                                                                         ---------
GERMANY -- 1.4%
  Mannesmann .............................................       4,400     678,917
  Volkswagen .............................................       1,180      70,372
                                                                         ---------
                                                                           749,289
                                                                         ---------
GREECE -- 1.5%
  Hellenic Telecommunications Organization ...............      38,288     811,678
  Sarantis ...............................................           1          44
                                                                         ---------
                                                                           811,722
                                                                         ---------





The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          OCTOBER 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                             Shares        Value
                                                          -----------   ----------
HONG KONG-- 8.5%
  Cheung Kong ..........................................       99,000   $  898,494
  China Telecom* .......................................      276,000      945,108
  DAO Heng Bank Group ..................................       84,000      386,045
  First Pacific ........................................      666,000      385,814
  Li & Fung ............................................      762,000    1,299,755
  Wheelock .............................................      574,000      650,257
  Wing Hang Bank .......................................       33,000      107,692
                                                                        ----------
                                                                         4,673,165
                                                                        ----------
INDONESIA -- 0.5%
  Bank Nisp (Foreign)* .................................    1,532,809      269,308
                                                                        ----------
ISRAEL -- 1.4%
  ECI Telecom* .........................................       26,400      768,900
                                                                        ----------
ITALY -- 1.9%
  ENI ..................................................      178,100    1,041,531
                                                                        ----------
JAPAN -- 18.2%
  Acom .................................................        8,700      951,367
  DDI ..................................................          180    1,968,345
  Fuji Photo Film ......................................       24,000      771,223
  Hitachi ..............................................       98,000    1,059,434
  KDD ..................................................       12,700    1,595,875
  Nippon Telegraph & Telephone .........................           67    1,028,297
  Orix .................................................       11,800    1,584,652
  Sony .................................................        6,900    1,076,201
                                                                        ----------
                                                                        10,035,394
                                                                        ----------
MEXICO -- 5.2%
  Empaques Ponderosa, Series B* ........................    1,015,600      632,173
  Grupo Financiero Banamex Accival, Series O* ..........      266,000      663,131
  Grupo Financiero Banorte* ............................      305,000      380,972
  Grupo Televisa GDR* ..................................       13,300      565,250
  Industrias CH* .......................................      281,000      614,240
                                                                        ----------
                                                                         2,855,766
                                                                        ----------




The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          OCTOBER 31, 1999 (Unaudited)

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--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                                       Shares     Value
                                                                       ------     -----
NETHERLANDS-- 11.5%
  Akzo Nobel .............................................             15,640   $ 673,470
  Akzo Nobel ADR .........................................              6,100     263,063
  Getronics ..............................................             15,700     782,729
  ING Groep ..............................................             18,800   1,108,918
  Ispat International ....................................             43,200     448,200
  Philips Electronics ADR ................................             10,488   1,090,097
  Royal KPN ..............................................             24,100   1,236,749
  Unique International ...................................             29,500     746,227
                                                                                ---------
                                                                                6,349,453
                                                                                ---------
SINGAPORE -- 2.4%
  Dairy Farm .............................................            493,360     387,288
  United Overseas Bank ...................................            127,000     962,353
                                                                                ---------
                                                                                1,349,641
                                                                                ---------
SOUTH KOREA-- 4.9%
  Hanvit Bank* ...........................................             75,500     566,250
  Korea Telecom ADR* .....................................             19,000     669,750
  Pohang Iron & Steel ADR* ...............................             23,800     794,325
  SK Telecom ADR* ........................................             52,200     681,863
                                                                                ---------
                                                                                2,712,188
                                                                                ---------
SPAIN -- 4.0%
  Aceralia ...............................................             41,100     510,103
  Banco de Valencia ......................................             35,923     317,384
  Banco Pastor ...........................................              5,657     243,535
  Telefonica  ............................................             69,852   1,149,077
                                                                                ---------
                                                                                2,220,099
                                                                                ---------
SWEDEN -- 6.7%
  Celsius AB, Series B ...................................             38,700     607,336
  Ericsson LM* ...........................................             34,800   1,485,525
  Investor AB, Series B ..................................             66,200     849,647
  Pharmacia & Upjohn .....................................             14,400     776,700
                                                                                ---------
                                                                                3,719,208
                                                                                ---------




The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          OCTOBER 31, 1999 (Unaudited)

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--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------


                                                               Shares      Value
                                                               ------      -----
SWITZERLAND --  0.9%
  Barry Callebaut ........................................       2,756 $   469,187
                                                                       -----------
UNITED KINGDOM -- 3.3%
  Amvescap ...............................................     138,000   1,233,357
  Misys ..................................................      69,900     583,380
                                                                       -----------
                                                                         1,816,737
                                                                       -----------
UNITED STATES-- 1.9%
  Global TeleSystems Group ...............................      44,000   1,053,250
                                                                       -----------

  TOTAL COMMON STOCKS
         (Cost $49,884,840) ..............................              53,935,744
                                                                       -----------
----------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.8%
----------------------------------------------------------------------------------
AUSTRALIA -- 1.8%
  News Corp., Ltd. ADR ...................................      36,900   1,017,056
                                                                       -----------
  TOTAL PREFERRED STOCKS
         (Cost $777,379) .................................               1,017,056
                                                                       -----------
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 25.3%
----------------------------------------------------------------------------------

                                                          Face Amount      Value
                                                          -----------      -----
REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.150%, dated 10/29/99, due
     11/01/99, to be repurchased at $13,967,992,
     collateralized by $13,962,385 of various
     U.S. Treasury Bills and U.S. Treasury Notes
     valued at $14,009,500 (Cost $13,962,000)              $13,962,000  13,962,000
                                                                       -----------
  TOTAL INVESTMENTS -- 124.9%
         (Cost $64,624,219) (a) ..........................              68,914,800
                                                                       -----------
  OTHER ASSETS AND LIABILITIES, NET -- (24.9%) ...........             (13,740,908)
                                                                       -----------
  TOTAL NET ASSETS -- 100.0% .............................             $55,173,892
                                                                       ===========

  *  Non-Income Producing Security.
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
(a) The cost for federal income tax purposes was $64,624,219. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $4,290,581. This consisted of aggregate gross unrealized appreciation for all securities of $8,490,457 and aggregate gross unrealized depreciation for all securities of $4,199,876.



The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          OCTOBER 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

At October 31, 1999 sector diversification of the Portfolio was as follows:

                                                            % of
                                                             Net
Sector Diversification                                      Assets      Value
----------------------                                      ------      -----

Aerospace & Defense ...............................           1.1%  $   607,336
Automotive ........................................           1.9     1,043,401
Banks .............................................          10.3     5,691,668
Chemicals .........................................           1.7       936,533
Communications ....................................           4.6     2,527,414
Computers .........................................           2.5     1,366,110
Consumer Products .................................           4.9     2,712,158
Distribution Services .............................           2.4     1,299,755
Diversified Operations ............................           2.1     1,175,008
Electronics .......................................           3.9     2,149,531
Financial Services ................................           6.5     3,580,122
Human Resources ...................................           1.4       746,227
Insurance .........................................           3.6     1,963,684
Investment Company ................................           3.8     2,083,005
Iron & Steel ......................................           4.9     2,698,148
Machinery .........................................           4.2     2,299,242
Oil & Gas .........................................           3.0     1,649,220
Paper Products ....................................           3.0     1,672,709
Pharmaceuticals ...................................           3.2     1,761,523
Photographic Equipment ............................           1.4       771,223
Real Estate .......................................           2.8     1,548,750
Repurchase Agreement ..............................          25.3    13,962,000
Telecommunications ................................          26.6    14,670,033
                                                           ------  ------------

Total Investments .................................         124.9%  $68,914,800
Other Assets and Liabilities ......................         (24.9)  (13,740,908)
                                                           ------  ------------

Net Assets ........................................         100.0%  $55,173,892
                                                           ======  ============






The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          OCTOBER 31, 1999 (Unaudited)

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--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

Assets
Investments, at Cost ............................................................   $64,624,219
                                                                                    ===========
Investments, at Value (Including Repurchase
Agreement of $13,962,000) -- Note A .............................................   $68,914,800
Cash ............................................................................       145,226
Dividends Receivable ............................................................       133,910
Receivable for Investments Sold .................................................        10,416
Receivable for Portfolio Shares Sold ............................................       238,260
Foreign Withholding Tax Reclaim Receivable ......................................        74,786
Interest Receivable .............................................................         5,992
Other Assets ....................................................................         6,486
                                                                                    -----------
Total Assets ....................................................................    69,529,876
                                                                                    -----------
Liabilities
Payable for Portfolio Shares Redeemed ...........................................    14,082,962
Payable for Investments Purchased ...............................................       142,102
Payable for Custodian Fees -- Note D ............................................        28,024
Payable for Investment Advisory Fees -- Note B ..................................        51,952
Payable for Administrative Fees -- Note C .......................................        19,915
Payable for Trustees' Fee -- Note F .............................................           588
Other Liabilities ...............................................................        30,441
                                                                                    -----------
Total Liabilities ...............................................................    14,355,984
                                                                                    -----------
Net Assets ......................................................................   $55,173,892
                                                                                    ===========
Net Assets Consist of:
Paid in Capital .................................................................   $63,989,083
Undistributed Net Investment Loss ...............................................       (43,705)
Accumulated Net Realized Loss ...................................................   (13,041,157)
Unrealized Appreciation .........................................................     4,269,671
                                                                                    -----------
Net Assets ......................................................................   $55,173,892
                                                                                    ===========
Institutional Class Shares
Shares Issued and Outstanding (Unlimited authorization, no par value) ...........     5,214,404
Net Asset Value, Offering and Redemption Price Per Share ........................   $     10.58
                                                                                    ===========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                          JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                   SIX MONTHS ENDED OCTOBER 31, 1999 (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Investment Income
Dividends .............................................................................  $   761,172
Interest ..............................................................................       36,662
Less Foreign Taxes Withheld ...........................................................      (63,785)
                                                                                         -----------
    Total Income ......................................................................      734,049
                                                                                         -----------
Expenses
Investment Advisory Fees -- Note B ....................................................      346,442
Administrative Fees -- Note C .........................................................       89,950
Custodian Fees -- Note D ..............................................................       51,344
Legal Fees ............................................................................        6,117
Filing and Registration Fees ..........................................................       11,043
Printing Fees .........................................................................       11,947
Audit Fees ............................................................................        7,828
Trustees'Fees -- Note G ...............................................................        1,617
Other Expenses ........................................................................       38,728
                                                                                         -----------
    Net Expenses ......................................................................      565,016
                                                                                         -----------
Net Investment Income .................................................................      169,033
                                                                                         -----------
Net Realized Gain (Loss) on:
    Investments .......................................................................    2,166,671
    Foreign Currency Transactions .....................................................     (291,871)
                                                                                         -----------
Total Net Realized Gain on Investments and Foreign Currency Transactions ..............    1,874,800
                                                                                         -----------
Net Change in Unrealized Appreciation (Depreciation) on:
    Investments .......................................................................      897,019
    Foreign Currency Translations .....................................................       (1,631)
                                                                                         -----------
Total Net Change in Unrealized Appreciation ...........................................      895,388
                                                                                         -----------
Net Gain on Investments and Foreign Currency ..........................................    2,770,188
                                                                                         -----------
Net Increase in Net Assets Resulting From Operations ..................................  $ 2,939,221
                                                                                         ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            Six Months             Year
                                                                               Ended              Ended
                                                                          October 31,1999       April 30,
                                                                            (Unaudited)            1999
                                                                          ---------------       ---------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income ...............................................    $   169,033        $    959,524
  Net Realized Gain (Loss) ............................................      1,874,800         (15,307,231)
  Net Change in Unrealized Appreciation (Depreciation) ................        895,388          (5,969,176)
                                                                           -----------        ------------
  Net Increase (Decrease) in Net Assets Resulting from Operations .....      2,939,221         (20,316,883)
                                                                           -----------        ------------
Distributions:
  Net Investment Income ...............................................       (333,236)           (882,682)
  Net Realized Gain ...................................................             --          (1,835,201)
                                                                           -----------        ------------
  Total Distributions .................................................       (333,236)         (2,717,883)
                                                                           -----------        ------------
Capital Share Transactions:(1)
  Issued ..............................................................     16,724,055          68,546,285
  In Lieu of Cash Distributions .......................................        277,255           2,418,670
  Redeemed ............................................................    (37,486,016)        (87,910,641)
                                                                           -----------        ------------
  Net Decrease from Capital Share Transactions ........................    (20,484,706)        (16,945,686)
                                                                           -----------        ------------
  Total Decrease ......................................................    (17,878,721)        (39,980,452)
Net Assets:
  Beginning of Period .................................................     73,052,613         113,033,065
                                                                           -----------        ------------
  End of Period (including undistributed net investment
    income (loss) of $(43,705) and $120,498, respectively) ............    $55,173,892        $ 73,052,613
                                                                           ===========        ============
(1) Shares Issued and Redeemed:
  Shares Issued .......................................................      1,654,601           6,573,578
  In Lieu of Cash Distributions .......................................         26,982             246,432
  Shares Redeemed .....................................................     (3,633,953)         (9,194,871)
                                                                           -----------        ------------
  Net Decrease from Shares Issued and Redeemed ........................     (1,952,370)         (2,374,861)
                                                                           ===========        ============

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Selected Per Share Data & Ratios
                                                       For a Share Outstanding Throughout Each Period
                                                 ----------------------------------------------------
                                                 Six Months
                                                    Ended
                                                  October 31,   Year Ended April 30,  January 2,1997*
                                                     1999       --------------------        to
                                                 (Unaudited)      1999        1998     April 30,1997
                                                 -----------    --------    --------  ---------------
Net Asset Value, Beginning
  of Period ....................................     $ 10.19     $ 11.85    $  10.17         $  10.00
                                                     -------     -------    --------         --------
  Net Investment Income ........................        0.01        0.11        0.10             0.06
  Net Realized and
    Unrealized Gain (Loss) .....................        0.43       (1.49)       1.82             0.11++
                                                     -------     -------    --------         --------
  Total from Investment
    Operations .................................        0.44       (1.38)       1.92             0.17
                                                     -------     -------    --------         --------
Distributions
  Net Investment Income ........................       (0.05)      (0.08)      (0.09)              --
  Net Realized Gain ............................          --       (0.20)      (0.15)              --
                                                     -------     -------    --------         --------
  Total Distributions ..........................       (0.05)      (0.28)      (0.24)              --
                                                     -------     -------    --------         --------
  Net Asset Value, End of
    Period .....................................     $ 10.58     $ 10.19    $  11.85         $  10.17
                                                     =======     =======    ========         ========
Total Return ...................................        4.33%***  (11.51)%     19.19%            1.70%***+
                                                     =======     =======    ========         ========
Ratios and Supplemental Data
Net Assets, End of Period
    (Thousands) ................................     $55,174     $73,053    $113,033         $ 35,833
Ratio of Expenses to Average
    Net Assets .................................        1.63%**     1.54        1.49%            1.75%**
Ratio of Net Investment
  Income to Average
  Net Assets ...................................        0.28%**     0.97%       1.23%            3.67%**
Portfolio Turnover Rate ........................          44%        108%         39%               7%

Per share amounts are based on average outstanding shares
  *  Commencement of Operations
 **  Annualized
***  Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.


The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Jacobs International Octagon Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At October 31, 1999, the UAM Funds were comprised of 48 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide long-term capital appreciation by investing in equity securities of companies in developed and emerging markets.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the average between the last reported bid and last reported offer prices quoted on such day. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The converted value is based on the bid price of the foreign currency against U.S. dollars quoted by a major bank or broker. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

          2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

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          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

          5. Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the

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UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

     change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

          6. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

          Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income, accumulated net realized gain and paid in capital.

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          7. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Jacobs Asset Management (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to

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UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.75% of average daily net assets for the month.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.099% per annum of the average daily net assets of the Portfolio, an annual base fee of $87,500, and a fee based on the number of active shareholder accounts.

     For the period ended October 31, 1999, the Administrator was paid $89,950, of which $39,767 was paid to CGFSC for their services, $13,786 to DST for their services, and $15,305 to UAMSSC for their services.

     Effective November 1, 1999, the UAM Fund's Board of Trustees approved a change in the Sub-administrator from CGFSC to SEI Investments Mutual Funds Services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     F. Account Services: Through January 1, 1999, the UAM Funds had contracted with UAM Retirement Plan Services, Inc. ("Service Provider"), a wholly-owned subsidiary of UAM to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provided participant recordkeeping. Pursuant to the terms of the agreement, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of

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UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provided services. The Services Agreement has been terminated effective January 1, 1999.

     G. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

     H. Purchases and Sales: For the six months ended October 31, 1999, the Portfolio made purchases of $28,649,993 and sales of $48,816,328 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

     I. Line of Credit: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended October 31, 1999, The Portfolio had no borrowings under the agreement.

     J. Other: At October 31, 1999, 40% of total shares outstanding were held by 2 record shareholders, each owning 10% or greater of the aggregate total shares outstanding.

     At October 31, 1999, the net assets of the Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

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Officers and Trustees

Norton H. Reamer                           Peter M. Whitman, Jr.
Trustee, President and Chairman            Trustee

John T. Bennett, Jr.                       William H. Park
Trustee                                    Vice President

Nancy J. Dunn                              Michael E. DeFao
Trustee                                    Secretary

Philip D. English                          Gary L. French
Trustee                                    Treasurer

William A. Humenuk                         Robert R. Flaherty
Trustee                                    Assistant Treasurer

James P. Pappas                            Robert J. Della Croce
Trustee                                    Assistant Treasurer

--------------------------------------------------------------------------------
UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Jacobs Asset Management
200 East Broward Boulevard
Suite 1920
Fort Lauderdale, FL 33301

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                 ----------------------------------------
                                  This report has been prepared for
                                  shareholders and may be distributed to
                                  others only if preceded or accompanied
                                  by a current prospectus.
                                 ----------------------------------------